Financial income (expenses), net	12 Months Ended
Dec. 31, 2020
Financial expense (income), net
Financial income (expenses), net

Note 15: —Financial income (expenses), net

	Year ended December 31,
	2020	2019	2018
Bank charges and other financial expenses	$(369)	$(323)	$(400)
Amortization of discount and issuance costs of convertible notes	(4,036)	—	—
Exchange rate gain (loss), net	(262)	(195)	163
Interest income	1,867	1,889	645
	$(2,800)	$1,371	$408